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                                                                    EXHIBIT 10.4

                               THIRD AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP

                  THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "AMENDMENT") is entered into on December 8, 2003, by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as the general partner (the "GENERAL PARTNER") of EOP Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP").

                  WHEREAS, pursuant to Sections 14.1.B(3) and (4) of the Agreement, the General Partner has determined that it is desirable to amend, in the manner described below, the terms and conditions of the Series G Preferred Units as set forth in Attachment G of the Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Agreement as follows:

                  1. AMENDMENT OF ATTACHMENT G. Attachment G of the Agreement hereby is amended by adding the following paragraph at the end of Section F of Attachment G:

                           "Notwithstanding anything contained in this
                  Attachment G to the contrary, any redemption by the General Partner of any or all of the Series G Preferred Shares shall require the prior approval of the Partnership (acting through its General Partner in its sole discretion)."

                  2. DEFINED TERMS. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Agreement.

                  3. EFFECTIVE DATE. This Amendment is effective as of December 8, 2003.

                  IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                                               EQUITY OFFICE
                                               PROPERTIES TRUST, a
                                               Maryland real estate investment
                                               trust, in its capacity as the

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                                               General Partner of EOP Operating
                                               Limited Partnership

                                               By:   /s/ Richard D. Kincaid
                                                  ------------------------------
                                               Richard D. Kincaid, President and
                                               Chief Executive Officer

AGREED TO AND ACCEPTED:

EQUITY OFFICE PROPERTIES TRUST, a
Maryland real estate investment
trust, in its capacity as the holder
of all of the issued and
outstanding Series C Preferred
Units and Series G Preferred
Units

By:  /s/ Richard D. Kincaid
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Richard D. Kincaid, President and Chief
Executive Officer

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